UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Atlantic Power Corporation
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Atlantic Power Corporation Announces Expiration of HSR Waiting Period

DEDHAM, MASSACHUSETTS – March 10, 2021 – Atlantic Power Corporation (NYSE: AT) (TSX: ATP) (“Atlantic Power” or the “Company”) announced today that the required waiting period has expired under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with Atlantic Power’s previously announced transaction with I Squared Capital and its affiliates (“I Squared Capital”).

As previously announced on January 14, 2021, Atlantic Power has entered into a definitive agreement with I Squared Capital under which I Squared Capital will acquire Atlantic Power’s common shares and convertible debentures, and the preferred shares and medium term notes of Atlantic Power’ subsidiaries, for cash. The transaction remains subject to the approval of each group of securityholders and other required regulatory approvals, third-party consents and other closing conditions. On March 2, 2021, Atlantic Power filed a definitive management information circular and proxy statement that provides the background of the transaction and the rationale for Atlantic Power’s board of directors’ approval and recommendation that securityholders vote in favor of the transaction.

About Atlantic Power

Atlantic Power is an independent power producer that owns power generation assets in eleven states in the United States and two provinces in Canada. Atlantic Power’s generation projects sell electricity and steam to investment-grade utilities and other creditworthy large customers predominantly under long-term power purchase agreements that have expiration dates ranging from 2021 to 2043. Atlantic Power seeks to minimize its exposure to commodity prices through provisions in the contracts, fuel supply agreements and hedging arrangements. The projects are diversified by geography, fuel type, technology, dispatch profile and offtaker (customer). Approximately 75% of the projects in operation are 100% owned and directly operated and maintained by Atlantic Power. Atlantic Power has expertise in operating most fuel types, including gas, hydro, and biomass, and it owns a 40% interest in one coal project.

Atlantic Power’s shares trade on the New York Stock Exchange under the symbol AT and on the Toronto Stock Exchange under the symbol ATP. For more information, please visit Atlantic Power’s website at www.atlanticpower.com or contact:

Atlantic Power Corporation
Investor Relations
(617) 977-2700
info@atlanticpower.com

Copies of the Company’s financial data and other publicly filed documents are available on SEDAR at www.sedar.com or on EDGAR at www.sec.gov/edgar.shtml under "Atlantic Power Corporation" or on the Company's website.

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Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this news release contain information that is not historical, these statements are forward-looking statements or forward-looking information, as applicable, within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and under Canadian securities law (collectively “forward-looking statements”).

Forward-looking statements can generally be identified by the use of words such as “should,” “intend,” “may,” “expect,” “believe,” “anticipate,” “estimate,” “continue,” “plan,” “project,” “will,” “could,” “would,” “target,” “potential” and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although Atlantic Power Atlantic Power believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. Please refer to the factors discussed under “Risk Factors” and “Forward-Looking Information” in Atlantic Power’s periodic reports as filed with the Securities and Exchange Commission (the “SEC”) from time to time for a detailed discussion of the risks and uncertainties affecting Atlantic Power, including, without limitation, the effects of the coronavirus pandemic on Atlantic Power’s business and results, including the measures taken by governmental authorities to address it, which may precipitate or exacerbate other risks and/or uncertainties; the outcome or impact of Atlantic Power’s business strategy to increase the intrinsic value of Atlantic Power on a per-share basis through disciplined management of its balance sheet and cost structure and investment of its discretionary cash in a combination of organic and external growth projects, acquisitions, and repurchases of debt and equity securities; Atlantic Power’s ability to enter into new power purchase agreements on favorable terms or at all after the expiration of existing agreements, and the outcome or impact on Atlantic Power’s business of any such actions; the anticipated benefits of the transaction with I Squared Capital; the receipt of required regulatory, court and securityholder approvals for the transaction; the receipt of third-party consents necessary to satisfy closing conditions to the transaction; the ability of the parties to satisfy the other conditions to, and to complete, the transaction; Atlantic Power’s intention to hold securityholder meetings; and the anticipated timing of the closing of the transaction. Although the forward-looking statements contained in this news release are based upon what are believed to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material. These forward-looking statements are made as of the date of this news release and, except as expressly required by applicable law, Atlantic Power assumes no obligation to update or revise them to reflect new events or circumstances. Atlantic Power’s ability to achieve its longer-term goals, including those described in this news release, is based on significant assumptions relating to and including, among other things, the general conditions of the markets in which it operates, revenues, internal and external growth opportunities, its ability to sell assets at favorable prices or at all and general financial market and interest rate conditions. Atlantic Power’s actual results may differ, possibly materially and adversely, from these goals.

Additional Information about the Arrangement and Where to Find It

This news release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the transaction with I Squared Capital, Atlantic Power has filed a management information circular and proxy statement relating to a special meeting of its common shareholders with the SEC and Canadian Securities Administrators. Additionally, Atlantic Power will file other relevant materials in connection with the transaction with the SEC. Securityholders of Atlantic Power are urged to read the management information circular and proxy statement regarding the transaction and any other relevant materials carefully in their entirety before making any voting or investment decision with respect to the transaction because they contain important information about the transaction and the parties to such transaction. Securityholders of Atlantic Power are able to obtain a copy of the management information circular and proxy statement, and the filings with the SEC and Canadian Securities Administrators that will be incorporated by reference into the management information circular and proxy statement as well as other filings containing information about the transaction and the parties to such transaction made by Atlantic Power with the SEC and Canadian Securities Administrators free of charge on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, or on Atlantic Power’s website at www.atlanticpower.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this news release. These website addresses are included only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Atlantic Power and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Atlantic Power’s common shares in respect of the transaction with I Squared Capital. Investors may obtain additional information regarding the interest of such participants by reading the definitive management information circular and proxy statement regarding the transaction.

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